VOLUMETRIC FUND, INC.


To Our Shareholders:

	Thanks to a 7.4% advance in the fourth quarter, Volumetric's net asset value closed the year at $19.66, up 5.2% in 1999, 1 cent away from our all time record high of $19.67. (Adjusted for distributions.) According to the Value Line Geometric Index, the average stock actually declined 1.4% in 1999. The New York Stock Exchange Composite Index, which we have been using for historical comparison over the past 21 years, had advanced 9.1% in 1999. The NYSE Index is a weighted index, the Value Line is not. (In a weighted index large capitalization stocks count proportionately more than small cap stocks; in an unweighted index all stocks count the same.) The Volumetric Index, the value of a hypothetical investment of $10,000 in Volumetric Fund on January 1, 1979, has now grown to $141,866, the highest ever for a year end. Our average annual return over the past 21 years is 14.0%, as compared to the NYSE Index that has a 13.0% average return for the same period.

	As we indicated in our year-end correspondence, 1999 was a unique year in stock market history. The Nasdaq, dominated heavily by technology and Internet stocks, siphoned off huge amounts of money from traditional stocks traded on the New York Stock Exchange. A large percentage of the stocks representing the Nasdaq Index are newly established and very risky Internet companies that did not exist a few years ago. Volumetric typically acquires only well established technology companies with a proven history. For example, our portfolio now contains some well-known Nasdaq names, such as Dell, Intel, Microsoft, Global Crossing, 3Com and others.

	As of December 31, the Fund had net assets of over $21.0 million. Our portfolio consisted of 61 stocks, representing 89.3% of net assets, and 10.7% in cash and cash equivalents.

FOURTH QUARTER PORTFOLIO CHANGES

	Our five best performing stocks at year-end were: Tyco International, up 266%, Varian Semiconductor, up 198%, Global Crossing, up 170%, General Instrument, up 162% and Vishay Intertechnology, up 145%. We have reduced our position in Tyco during the quarter, due to profit taking. General Instrument was acquired by Motorola in January of 2000. We received Motorola stock in exchange for General Instrument stock. At year end, we had 61 stocks in our portfolio. Out of these, we had 51 gainers and 10 losers.

	The following stocks were added to our portfolio in the fourth quarter: Abbott Laboratories, Activision, American Express, American General, Bell Atlantic, Bethlehem Steel, Callaway Golf, Checkpoint Systems, Compaq, Costco Wholesale, Donaldson Lufkin Jenrette, Forest Laboratories, General Motors, Global Marine, Hanna MA, Harley-Davidson, Hormel, Intel, Louisiana Pacific, MGM Grand, Millipore, Omnicom, Pogo Producing, Praxair, Qwest, 3Com, Toll Brothers, USX US Steel, Weyerhaeuser and Wilmington Trust.

	The following stocks were sold: Anheuser Busch, Asarco (in a tender offer), Bristol-Myers Squibb, Caterpillar, Chevron, Circuit City, Colgate Palmolive, Dean Foods, Exxon, Goodyear Tire, Interpublic Group, Kellogg, Micron Technology, Nucor, Pfizer, Polaroid,
Schlumberger, Sonoco Products, Tidewater and Wells Fargo.


CAPITAL GAIN DISTRIBUTIONS

	On December 31, 1999, Volumetric Fund declared an annual capital gain distribution of $1.16 per share to shareholders of record at December 31, 1999. Reinvesting shareholders received 6.27% more Volumetric shares on January 1, 2000. At the same time, the Fund's NAV was reduced by $1.16 per share, from the year-end, unaudited NAV of $19.65 to the reinvestment price of $18.49. Our new all time record high is now $18.51, as adjusted on January 1.


UPDATE AND OUTLOOK

	Due mostly to higher interest rates, the stock market opened 2000 with its worse January performance since 1970. Some of the popular market indices were down as much as 10% before recovering partially in early February. As of February 8, our NAV declined 4.3% to $17.70, from the beginning of the year, and 4.4% from our newly adjusted record high of $18.51. Meanwhile, for temporary defensive purposes, we have increased our cash in our money market account from 10% to 17% since the beginning of the year.

	Volumetric's portfolio is well balanced. Because of higher interest rates, we have increased our position in technology stocks and reduced our exposure to financial and cyclical stocks. Indeed, technology and communication stocks now represent about 35% of our portfolio, as of February 8. Technology stocks are relatively less affected by higher interest rates. Our other major groups are: cyclicals (18%), leisure, entertainment and publishing (11%), retail and consumer products, (8%), oils (8%), business services (6%), drugs and medical (4%) metals (2%), financials (2%), utilities (1%) and miscellaneous (5%).

	We expect the short term outlook to be volatile for the stock market. However, despite the poor January and higher interest rates we are still cautiously optimistic about 2000. Once the Fed finishes its tightening and the economy cools down, the market should resume its upward trend. Election years generally have been good for stocks. Indeed, to some extent, this year reminds us of the election year of 1980. The first quarter of that year was also very weak due to a sudden rise of interest rates orchestrated by the Fed. However, by late spring, the Fed reversed its course, and the stock market had a great year. Interestingly, in the first quarter of 1980, Volumetric was down 7.1%. However, by year end we were up 37.5%. Of course, we do not claim we can repeat that years performance. Nevertheless, we are setting our objective for at least a 15% return by the end of 2000.

 . 	Thank you for your confidence in Volumetric Fund. Please do not hesitate to call us, if you have any questions.

February 9, 2000			    Sincerely,



     Gabriel  J. Gibs        Irene J. Zawitkowski
      President               Executive Vice President



THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

Comparision of Change in the Value of a $10,000 Investment in Volumetric
       Fund Versus the New York Stock Exchange Composite Index*
                      (Years Ending 12/31)


YEAR         VOLUMETRIC       NYSE INDEX
1978          $10,000          $10,000
1979          $11,630          $11,550
1980          $15,991          $14,456
1981          $18,712          $13,198
1982          $21,876          $15,046
1983          $26,321          $17,664
1984          $27,696          $17,894
1985          $36,524          $22,564
1986          $39,225          $25,723
1987          $38,637          $25,646
1988          $46,349          $28,954
1989          $53,743          $33,587
1990          $50,963          $31,068
1991          $68,902          $38,524
1992          $76,331          $40,334
1993          $77,839          $43,521
1994          $76,104          $42,128
1995          $89,336          $55,314
1996         $103,189          $71,160
1997         $121,987          $92,728
1998         $134,918         $108,074
1999         $141,866         $117,909


Average Annual Total Returns of the Fund(as of 12/31/99)*

1 Year   5 Years   10 Years   Since 1/1/79
 5.2%     13.4%     10.7%        14.0%

*All distributions and dividends were reinvested. Past performance is not predicitive of future performance.



         FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each year)


  Years ended December 31            1999     1998      1997     1996    1995
                                     ----     ----      ----     ----    ----
Net asset value, beginning of year   $19.25   $20.30    $18.38   $16.81  $14.33
Income from investment operations:
  Net investment income               (0.06)   (0.02)    (0.03)    0.03    0.03
  Net realized and unrealized
     gains and losses on securities    1.03     1.86      3.16     2.44    2.45
                                      -----    -----     -----    -----   -----
 Total from investment operations      0.97     1.84      3.13     2.47    2.48
                                      -----    -----     -----    -----   -----
Less distributions from:
   Net investment income               0.00     0.00      0.00    (0.06)   0.00
   Capital gains                      (0.56)   (2.89)    (1.21)   (0.84)   0.00
                                      ------   ------    ------   ------   ----
Total distributions                   (0.56)   (2.89)    (1.21)   (0.90)   0.00
                                      ------   ------    ------   ------   ----
Net asset value, end of year         $19.66   $19.25    $20.30   $18.38  $16.81
                                     =======  =======   =======  ======= =======
Total return                           5.19%   10.57%    18.23%   15.52%  17.31%
                                      ======   ======   =======  =======  ======
Ratios and Supplemental Data:
Net assets, end of period
 (in thousands)                      $21,044  $20,539   $17,832  $14,286 $12,489
Ratio of expenses to average
 net assets                            1.90%    1.97%     1.96%    1.99%  1.95%
Ratio of net investment income to
 average net assets                   (0.32%)  (0.13%)   (0.17%)   0.19%  0.21%
Portfolio turnover rate                 232%     237%2     213%     154%   159%



   The accompanying notes are an integral part of these financial statements.




           VOLUMETRIC FUND, INC.
      STATEMENT OF ASSETS AND LIABILITIES
            December 31, 1999


COMMON STOCKS: 89.3%
                                     MARKET
SHARES COMPANY                        VALUE

       Air Transportation: 1.4%
 3,700 UAL Corp.*                $   286,981
                                  ----------
       Auto/Auto Parts: 1.2%
 3,500 General Motors                254,406
                                  ----------
       Banking: 2.0%
10,000 Amsouth                       193,125
 4,800 Wilmington Trust              231,600
                                  ----------
                                     424,725
                                  ----------
       Building/Construction:0.9%
10,000 Toll Brothers*                186,250
                                  ----------
       Business Services: 5.2%
 8,800 Automatic Data Processing     474,100
 5,200 Interpublic Group             299,975
 3,200 Omnicom                       320,000
                                   ---------
                                   1,094,075
                                   ---------
       Chemicals: 2.1%
20,000 Hanna, MA                     218,750
 4,200 Praxair                       211,313
                                   ---------
                                     430,063
                                   ---------
       Communications: 7.3%
 4,000 Bell Atlantic                 246,250
 4,000 Cablevision*                  302,000
13,530 Global Crossing*              676,500
 7,000 Qwest*                        301,000
                                   ---------
                                   1,525,750
                                   ---------
       Computers, Hardware:6.3%
 8,000 Compaq                        217,500
 5,800 Dell Computer*                295,800
 3,200 Intel                         263,400
 7,000 3 Com*                        329,000
 6,600 Varian Semiconductor*         224,400
                                   ---------
                                   1,330,100
                                   ---------

       Computers, Software: 4.0%
12,000 Activision*                   183,750
 3,000 Microsoft*                    350,250
14,000 Peoplesoft*                   298,375
                                    --------
                                     832,375
                                    --------
       Consumer Products: 1.4%
 2,700 Procter & Gamble              295,819
                                    --------
       Drugs: 4.1%
 5,300 Abbott Laboratories           192,456
 5,100 Forest Laboratories*          313,331
 3,900 Johnson & Johnson             363,675
                                    --------
                                     869,462
                                    --------
       Electrical/Electronics:7.9%
20,000 Checkpoint Systems*           203,750
 7,700 General Instrument*           654,500
 5,400 Millipore                     208,575
18,750 Vishay Intertechnology*       592,969
                                   ---------
                                   1,659,794
                                   ---------

       Entertainment: 6.5%
19,000 Callaway Golf                 336,063
13,400 Harrah's Entertainment*       354,263
18,600 Hollywood Park*               417,338
 5,100 MGM Grand                     256,594
                                   ---------
                                   1,364,258
                                   ---------

       Financial Services: 2.3%
 1,700 American Express              282,625
 4,000 Donaldson Lufkin Jenrette     193,500
                                   ---------
                                     476,125
                                   ---------
       Foods: 1.1%
 5,800 Hormel Foods                  235,625
                                   ---------
       Forest Products: 3.6%
 3,600 International Paper           203,175
19,000 Louisiana Pacific             267,188
 4,000 Weyerheauser                  287,250
                                   ---------
                                     757,613
                                   ---------
       Gold: 1.4%
11,700 Newmont Mining*               286,650
                                   ---------
       Indices: 6.9%
 4,000 Dow-Jones Diamonds            460,750
 6,800 S&P 500 Depository Rec        998,750
                                   ---------
                                   1,459,500
                                   ---------
       Insurance: 1.2%
 3,400 American General              257,975
                                   ---------
       Machinery: 4.9%
20,000 AGCO                          268,750
 3,300 Harley-Davidson               211,406
15,000 Toro                          559,688
                                   ---------
                                   1,039,844
                                   ---------
       Metals/Steel: 1.8%
20,000 Bethlehem Steel*              167,500
 6,700 USX US Steel                  221,100
                                   ---------
                                     388,600
                                   ---------
       Misc./Diversified: 4.1%
 2,900 Minnesota Mining & Manuf.     283,838
20,000 Morrison Knudsen*             156,250
11,500 Pall Corp.                    247,969
 4,500 Tyco International            175,500
                                   ---------
                                     863,557
                                   ---------

       Oil/Oil Services: 4.3%
13,000 Global Marine*                216,125
 7,600 Kerr-McGee                    471,200
11,000 Pogo Producing                224,125
                                   ---------
                                     911,450
                                   ---------

       Precision Instruments:0.7%
 6,600 Varian, Inc.*                 148,500
                                   ---------
       Publishing: 3.9%
 5,400 Dow Jones & Co.               367,200
 7,200 McGraw-Hill                   443,700
                                   ---------
                                     810,900
                                   ---------
       Retail: 2.8%
 2,300 Costco Wholesale*             209,875
 5,500 Wal-Mart Stores               380,188
                                   ---------
                                     590,063
                                   ---------

TOTAL COMMON STOCKS
(COST:$14,786,743)                18,780,456
                                  ----------


CASH EQUIVALENTS/RECEIVABLES: 10.7%
 Cash                                109,036
 Chase Manhattan Premium
 Market Rate Acct.                 2,736,669
 Receivable from brokers,others        7,333
 Dividends and interest receivable    20,662
                                  ----------
TOTAL CASH
EQUIVALENTS/RECEIVABLES            2,873,700
                                 -----------
TOTAL ASSETS                      21,654,156
LIABILITIES: Payable to brokers     (610,280)
                                 ------------
NET ASSETS                       $21,043,876
                                 ============

VOLUMETRIC SHARES OUTSTANDING      1,070,550
                                 -----------
NET ASSET VALUE PER SHARE             $19.66
                                 ===========
NUMBER OF SHAREHOLDER ACCOUNTS         1,175
                                 -----------
 *Security is non-income producing.





                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
        For the Year Ended December 31, 1999


INVESTMENT INCOME
  Dividends.........................................$   197,776
  Interest..........................................    120,940
                                                     ----------
     TOTAL INVESTMENT INCOME........................    318,716
EXPENSES
  Management fee (Note 2)...........................    386,094
                                                     ----------
  INVESTMENT INCOME - NET...........................    (67,378)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................   1,237,863
  Unrealized appreciation of investments
     Beginning of year............... $ 4,125,066
     End of year........................3,993,713
                                      -----------
  Decrease in unrealized appreciation...............    (131,353)
                                                     ------------
NET GAIN ON INVESTMENTS..............................  1,106,510
                                                     ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS.................................. $ 1,039,132
                                                    =============


                     VOLUMETRIC FUND, INC.
              STATEMENT OF CHANGES IN NET ASSETS

                                             For the Years Ended

                                         12/31/1999      12/31/1998
                                         ----------      ----------
CHANGES RESULTING FROM OPERATIONS
Investment income - net................. $ (67,378)      $ (25,759)
Net realized gain on investments........ 1,237,863         598,568
Increase (decrease) in unrealized
  appreciation..........................  (131,353)      1,352,897
                                        -----------      ----------
   NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS          1,039,132       1,925,706
                                        -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS: (NOTE 1d)
From realized gain on investments         (597,637)     (2,538,832)
                                        -----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)
Net increase from capital share
  transactions...........................   63,108       3,320,129
                                         ---------       ---------
NET INCREASE IN NET ASSETS................ 504,603       2,707,003
NET ASSETS:
    BEGINNING OF YEAR.................. 20,539,273      17,832,270
                                       -----------      ----------
    END OF YEAR.......................$ 21,043,876    $ 20,539,273
                                      ============    ============

   The accompanying notes are an integral part of these financial statements




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund, incorporated on July 25, 1986, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
a) Valuation of Securities: Each security is valued at the last reported sales price.
b) Securities Transactions and Investment Income: Securities are recorded on a trade date basis. Realized gains and losses are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis.
c) Federal Income Taxes: The Fund as a Regulated Investment
Company complies with Subchapter M of  the Internal Revenue
Code and distributes to its shareholders all net taxable income.
d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions to shareholders are recorded on the ex-dividend date in the financial statements and accordingly, the statement of changes in net assets and financial highlight tables for 1999 contain 1998s distributions. Distributions are taxable to shareholders in the year earned by the Fund.
During the two years ending December 31, 1999, the Board of Directors declared the following distributions:

                               1999                1998
                               ----                ----

  Record Date:            December 31, 1999  December 31,  1998
  Ex-Dividend Date:       January 3, 2000    January 4, 1999
  Payment Date:           January 7, 2000    January 8, 1999
  Distribution:           $ 1.16 per share   $ 0.56 per share

e) Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reported periods. Actual results could differ from those estimates.

2. Management Fee

The Fund is managed by Volumetric Advisers, Inc. whose president and principal stockholder is the President of the Fund. Pursuant to the advisory agreement, the Adviser manages the Fund, provides investment advice and performs as the Fund's transfer agent.

The Fund's only expense is its Advisory fee. All other expenses of the Fund including officer salaries, professional fees, custodian fees, registration fees, state franchise taxes, marketing expenses, insurance, shareholder reports and proxy statements are paid by the Investment Adviser.

As compensation for the above services, the Investment Adviser receives from the Fund a fee, payable monthly, at an annual rate of 2% of the first $10 million of Fund's average net assets, 1.9% of the next $15 million of average net assets, and thereafter declining incrementally to 1.5% on average net assets of over $100 million.


3. Capital Share Transactions

At December 31, 1999, there were 2,000,000 shares of $0.01 par value common stock authorized.

                      Year Ended               Year Ended
                   December 31, 1999        December 31, 1998

                   Shares   Amount          Shares    Amount
                  -------  ---------      --------   ---------
 Shares sold       67,114   $1,262,577     151,744   $2,853,014
 Distributions
    reinvested     31,552      588,425     143,008    2,489,761
                  -------   ----------    --------   ----------
                   98,666    1,851,002     294,752    5,342,775
 Shares redeemed  (95,326)  (1,787,894)   (106,031)  (2,022,646)
                  --------  -----------   ---------  -----------
 Net increase       3,340   $   63,108     188,721   $3,320,129
                  =======   ==========    ========   ===========

4. Purchases and Sales of Securities

For the year ended December 31, 1999, purchases and sales of securities aggregated $45,659,138 and $47,137,285 respectively. At December 31, 1999, the cost of investments for Federal income tax purposes was $14,786,743. Accumulated net unrealized appreciation on investments was $3,993,713 consisting of $4,197,479 and $203,766 gross unrealized appreciation and depreciation, respectively.

5. Composition of Net Assets
    At December 31, 1999 Net Assets consisted of:
    Common stock at par value.......................  $       10,706
    Capital paid in
      (including reinvested distributions)..........      15,800,663
    Net unrealized appreciation of securities.......       3,993,713
    Undistributed net realized gains.................      1,238,794
                                                         -----------
                                                         $21,043,876
                                                         ===========

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Directors of Volumetric Fund,
Inc.:

    	We have audited the accompanying statement of assets and liabilities of Volumetric Fund, Inc., as of December 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

	We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 1999, by correspondence with the Fund's independent custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the periods then ended, and financial highlights for each of the years presented, in conformity with generally accepted accounting principles.

New York, New York
Feuer, Orlando, Pye & Co.  LLP
February 8, 2000					   Certified Public
Accountants






Volumetric Fund, Inc.

87 Violet Drive
Pearl River
New York 10965
Tel: 914-623-7637
800-541-FUND
www.volumetric.com



Investment Advisor                 Board of Directors
and
Transfer Agent                     William P. Behrens
                                   Jeffrey J. Castaldo
Volumetric Advisers, Inc.          Richard C. Friedenberg
Pearl River, New York              Gabriel J. Gibs, Chairman
                                   Anna Karpati
Custodian                          Wayne W. Moshier
                                   Marcel A. Olbrecht
The Chase Manhattan                Stephen J. Samitt
  Bank, N.A.                       David Seidenberg
New York, New York                 Raymond W. Sheriden
                                   Irene J. Zawitkowski

                                   Officers

                                   Gabriel J. Gibs
                                     President, Portfolio Manager
                                   Irene J. Zawitkowski
                                     Executive Vice President
                                   Jeffrey M. Gibs
                                     Senior Vice President
                                   Raymond W. Sheriden
                                     Vice President
                                   David L. Seidenberg
                                     Treasurer